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                       SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C.  20549



                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934



       Date of report (Date of earliest event reported):      May 5, 1997
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                                  IBAH, INC.
             -----------------------------------------------------
                (Exact Name of Registrant Specified in Charter)

             Delaware                 0-19892            52-1670189
         -----------------      -------------------   --------------------
          (State or Other         (Commission File     (I.R.S. Employer
          Jurisdiction of             Number)          Identification No.)
           Incorporation)


                Four Valley Square
             512 Township Line Road
             Blue Bell, Pennsylvania                              19422
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    (Address of Principal Executive Offices)                    (Zip Code)


       Registrant's telephone number, including area code:   215-283-0770
                                                             ------------


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         (Former Name or Former Address, if Changed Since Last Report)
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Item 2.   Acquisition or Disposition of Assets.

       On May 5, 1997, IBAH, Inc. ("IBAH") purchased the operations of Pharmaco Pty., Ltd. ("Pharmaco"), an Australian-based clinical research organization, through a purchase of all of the outstanding capital stock of its parent, Catapharm Corp., a Delaware corporation (the "Parent").

       The consideration for the acquisition of all of the shares of the Parent consisted of 575,000 shares of common stock of IBAH.

       The nature of Pharmaco's business includes high quality clinical trial, regulatory, data management and health economic services in Australia.

       For more information, see IBAH's press release dated May 7, 1997, which is attached hereto as Exhibit 99.1 and incorporated by reference herein.

Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits.

          (a) Financial Statements of Businesses Acquired.

       In the event that they are required, financial statements of the business acquired will be filed on Form 8-K/A as soon as practicable, but not later than 60 days after this Form 8-K is filed.

          (b) Pro Forma Financial Information (unaudited).

       In the event that they are required, pro forma financial information will be filed on Form 8-K/A as soon as practicable, but not later than 60 days after this Form 8-K is filed.

          (c)  Exhibits.

2.1*   Stock Purchase Agreement, dated February 28, 1997, among IBAH, Catapult
Pty. Ltd., Phillip Altman and Juanita Altman.

2.2** Amendment to Stock Purchase Agreement, dated April 9, 1997, among IBAH, Catapult Pty. Ltd., Phillip Altman and Juanita Altman.

99.1** Press release dated May 7, 1997.

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*      Filed as an Exhibit to IBAH's Annual Report on Form 10-K for the year ended December 31, 1996.
**     Filed herewith.

                                      -2-
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                                   SIGNATURE


          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        IBAH, INC.



                                        By /s/ Geraldine A. Henwood
                                          -----------------------------------
                                          Geraldine A. Henwood
                                          Chief Executive Officer



Dated: May 16, 1997

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                                 Exhibit Index
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Exhibit
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2.2   Amendment to Stock Purchase Agreement, dated April 9, 1997, among IBAH,
      Catapult Pty. Ltd., Phillip Altman and Juanita Altman.

99.1  Press release dated May 7, 1997.